UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 31, 2025

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

On October 31, 2025, WEC Energy Group, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as sales agents (each, a “Sales Agent” and, collectively, the “Sales Agents”), and Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, N.A., KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank and Wells Fargo Bank, National Association, as forward purchasers (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”).

Under the Equity Distribution Agreement, the Company may offer and sell, from time to time, up to an aggregate sales price of $3.0 billion, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), through the Sales Agents. The Sales Agents may act as agent on the Company’s behalf or purchase shares of the Common Stock from the Company as principal for their own accounts.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares of Common Stock through the Sales Agents acting as Sales Agents or directly to the Sales Agents acting as principals, the Company also may enter into forward sale agreements under separate forward sale confirmations between the Company and any Sales Agent or one or more of its affiliates or agents. These entities, when acting in such capacity, are referred to herein as “Forward Purchasers.” In connection with each forward sale agreement, the relevant Forward Purchaser (or its affiliate) will, at the Company’s request, attempt to borrow from third-party stock lenders and, through the relevant Sales Agent, sell a number of shares of Common Stock equal to the number of shares that underlie the forward sale agreement to hedge the forward sale agreement. Each Sales Agent, when acting as the agent for a Forward Purchaser, is referred to herein as a “Forward Seller.” Transactions contemplated by the forward sale agreements are referred to herein as “Forward Transactions.”

In a Forward Transaction under one form of forward sale agreement (an “Initially Priced Forward Sale Agreement”), referred to as an “Initially Priced Forward Transaction,” the initial forward sale price per share will equal the product of (1) an amount equal to one minus the applicable forward selling commission and (2) the volume weighted average price per share at which the shares of Common Stock are sold and settled by the Sales Agents pursuant to the Equity Distribution Agreement, subject to the price adjustment provisions of such Initially Priced Forward Sale Agreement. Each Initially Priced Forward Transaction will provide that the initial forward sale price will be subject to adjustment based on a floating interest rate factor equal to the overnight bank funding rate less a spread. In addition, the initial forward sale price will be subject to decrease on certain dates specified in the applicable Initially Priced Forward Sale Agreement by the amount per share of quarterly dividends the Company expects to declare during the term of such Initially Priced Forward Transaction. If the overnight bank funding rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price.

The Company will not initially receive any proceeds from the sale of borrowed shares by the Forward Seller. The Company expects to receive proceeds from the sale of shares of the Common Stock upon future physical settlement of the relevant Initially Priced Forward Transaction with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the Initially Priced Forward Transaction. In such a forward transaction, the Company expects to receive aggregate cash proceeds equal to the product of the initial forward sale price under such Initially Priced Forward Transaction and the number of shares of Common Stock underlying such Initially Priced Forward Transaction, subject to the price adjustment and other provisions of the applicable Initially Priced Forward Sale Agreement. If the Company elects to cash settle or net share settle an Initially Priced Forward Transaction, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

In a separate Forward Transaction under another form of forward sale agreement, referred to herein as a “Collared Forward Transaction,” the Company may enter into one or more collared forward transactions (“Collared Forward Sale Agreements”) with any of Goldman Sachs & Co. LLC, Citibank, N.A. or Wells Fargo Bank, National Association, or one or more of their respective affiliates, as a Forward Purchaser (each, a “Collared Forward Purchaser”), pursuant to which the Company will agree to sell to the Collared Forward Purchaser up to the number of shares of Common Stock specified in the Collared Forward Sale Agreement (subject to adjustment as set forth therein) and the Collared Forward Purchaser will borrow from third-party stock lenders and sell the maximum number of shares of Common Stock deliverable pursuant to the Collared Forward Transaction (the “Hedging Shares”) through its related Forward Seller acting as the statutory underwriter (the “Collared Forward Seller”) over a period of time to be agreed between the Company and the Collared Forward Purchaser (an “Initial Hedging Period”), all subject to the terms of the Equity Distribution Agreement and the Collared Forward Sale Agreement. The Company has been advised by each Collared Forward Purchaser that it expects that, on the same days during the Initial Hedging Period when the relevant Collared Forward Seller is selling a number of Hedging Shares underlying the Collared Forward Transaction, the Collared Forward Purchaser or its affiliates will be contemporaneously purchasing a substantial portion of such number of shares of Common Stock in the open market for its own account, as the Collared Forward Purchaser expects its initial hedge position in respect of the Collared Forward Transaction to be substantially less than the maximum number of shares of Common Stock underlying the Collared Forward Transaction. The floor price and the cap price of the Collared Forward Transaction will be determined upon completion of the Initial Hedging Period for the Collared Forward Transaction by multiplying the weighted average prices at which the Collared Forward Seller will have sold the Hedging Shares during the Initial Hedging Period for the Collared Forward Transaction by the floor percentage and the cap percentage, respectively. The forward sale price that the Company will receive under any Collared Forward Transaction for each share of Common Stock deliverable thereunder will be equal to a reference price determined based on the arithmetic average of volume weighted prices of the Common Stock during the applicable valuation period for the Collared Forward Transaction that will run prior to the maturity date for the Collared Forward Transaction (whether the scheduled maturity date or an accelerated maturity date by the Collared Forward Purchaser), provided that the collared forward sale price will not be less than the floor price and will not be more than the cap price, subject to adjustment under the terms of the Collared Forward Sale Agreement, including reduction by an amount related to the expected dividends on our Common Stock during the term of the Collared Forward Transaction.

The Company has been advised that the relevant Collared Forward Purchaser expects to dynamically modify its hedge positions for its own account by it (or its affiliates and/or agents) buying or selling shares of Common Stock or engaging in derivatives or other transactions with respect to shares of Common Stock from time to time during the term of a particular Collared Forward Transaction, including during the valuation period for the Collared Forward Transaction. The purchases and sales of shares of Common Stock or other hedging transactions by the Collared Forward Purchaser to dynamically modify its hedge positions from time to time during the term of the Collared Forward Transaction may variously have a positive, negative or neutral impact on the market price of the Common Stock, depending on market conditions at such times.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by the relevant Collared Forward Seller. On the settlement date for a Collared Forward Transaction, which will be a date selected by the relevant Collared Forward Purchaser that will not be earlier than a date determined at the time of entering into the Collared Forward Transaction and not later than the scheduled maturity date for the Collared Forward Transaction, (1) the Company will deliver to the relevant Collared Forward Purchaser the number of shares underlying each component of the Collared Forward Transaction, and (2) the relevant Collared Forward Purchaser will pay to the Company an amount equal to the sum of (i) an amount equal to (x) the product of (A) the floor price of each such component, multiplied by (B) the number of shares underlying each component of the Collared Forward Transaction, minus (y) a selling commission (the “Floor Cash Amount”), and (ii) an amount equal to the product of (x) the number of shares underlying each component of the Collared Forward Transaction, multiplied by (y) the amount by which the collared forward sale price (which may not exceed the cap price) for such component exceeds the floor price for such component, subject to certain adjustments (the “Modified Physical Cash Amount”). However, the Company will, subject to certain conditions specified in the Collared Forward Sale Agreement, have the right to elect to receive the Modified Physical Cash Amount in the form of shares of Common Stock, instead of cash, with the number of shares to be calculated over a period of time following the maturity date of the Collared Forward Transaction based on the average of the 10b-18 VWAP prices, as measured under the Collared Forward Sale Agreement, of the Common Stock during that period.

In the event that the relevant Forward Purchaser (or its affiliate, including the relevant Collared Forward Purchaser) is unable to borrow and deliver any shares of Common Stock for sale by the relevant Forward Seller (including the relevant Collared Forward Seller) under the Equity Distribution Agreement or, in its good faith judgment, it is either impracticable to borrow and deliver any such shares or it would incur a stock loan cost that is equal to or greater than a specified amount, the number of shares underlying the relevant Forward Transaction will be reduced accordingly (and possibly to zero shares) immediately upon completion of the applicable hedging period.

At the time of entry into a Forward Transaction, the Company will specify to the relevant Forward Purchaser a minimum price below which sales of any shares of Common Stock, including sales of Hedging Shares in connection with a Collared Forward Transaction, may not be made by the relevant Forward Seller and other sales parameters (including any volume limitations and an aggregate dollar amount of sales which shall not be exceeded). The relevant Forward Seller is not required to sell any specific number or dollar amount of shares of Common Stock, but, pursuant to the Equity Distribution Agreement and subject in all regards to the terms of a particular forward sale agreement, the relevant Forward Seller has agreed to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell such shares on such terms. The obligations of the relevant Forward Seller under the Equity Distribution Agreement to sell any shares are subject to a number of conditions that the Company must meet. Any sales of the shares by the relevant Forward Seller may be suspended at any time, and there can be no assurance that the Forward Seller will be able to borrow any shares from any stock lenders and/or sell any shares pursuant to the Equity Distribution Agreement. Only one Sales Agent or Forward Seller (including the relevant Collared Forward Seller) will be permitted to conduct sales of shares of Common Stock at any given time pursuant to the Equity Distribution Agreement, and no sales of shares of Common Stock by any Sales Agents acting on the Company’s behalf, or by the Forward Sellers on behalf of the Forward Purchasers in connection with any Initially Priced Forward Transaction, will occur simultaneously with any sales of the Hedging Shares by the relevant Collared Forward Seller on behalf of the relevant Collared Forward Purchaser.

The Company will pay each of the Sales Agents a commission not to exceed 1.00% of the sales price per share of shares sold through it as agent under the Equity Distribution Agreement. The net proceeds that the Company will receive from such sales will be the gross proceeds from such sales less the commissions and any other costs that the Company may incur in issuing the shares. In connection with each Initially Priced Forward Transaction, the relevant Forward Seller will receive a commission of up to 1.00% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller, reflected in a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement. In connection with each collared forward transaction, the Collared Forward Seller will receive, reflected in a reduced collared forward sale price payable by the Collared Forward Purchaser under its Collared Forward Sale Agreement, a commission of up to 1.00% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller. In respect of a collared forward transaction, if such a commission is payable, it will be deducted from the proceeds we receive on the settlement date.

Actual sales of the Common Stock under the Equity Distribution Agreement will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Common Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.  Any shares sold will be offered and sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-281253) or a subsequently filed registration statement on Form S-3.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

1.1	Equity Distribution Agreement, dated as of October 31, 2025 (including the form of Initially Priced Forward Sale Agreement and form of Collared Forward Sale Agreement).

5.1	Opinion of Joshua M. Erickson.

23.1	Consent of Joshua M. Erickson (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2025	WEC ENERGY GROUP, INC. (Registrant)

/s/ William J. Guc
William J. Guc, Vice President and Controller